UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c−5(d)(2))
☐	Definitive Information Statement

CONTACT MINERALS CORP.

(Name of Registrant As Specified in Charter)

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CONTACT MINERALS CORP.

22A-3, Jalan Metro Pudu, Off Jalan Loke Yew

Fraser Business Park 55100

Kuala Lumpur, Malaysia

NOTICE OF CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT

OF THE MAJORITY STOCKHOLDERS WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

We are writing to advise you that, on October 2, 2017, the board of directors of Contact Minerals Corp., a Nevada (“CNTM,” “the Company,” “we” or “us”), and certain stockholders representing more than a majority of our outstanding voting capital (the “Majority Stockholders”) approved by written consent the taking of all steps necessary to effect the following actions (collectively, the “Corporate Actions”):

1.	Amend the Company’s Articles of Incorporation filed with the Nevada Secretary of State (the “Articles of Incorporation”) to change the Company’s name to WECONNECT INC.;
2.	Amend the Articles of Incorporation to increase the Company’s authorized capital stock from 315,000,000 to 1,030,000,000 shares of its common stock, consisting of 1,000,000,000 shares of common stock, par value $0.001, and 30,000,000 shares of preferred stock, par value $0.001;
3.	Amend the Articles of Incorporation to designate 30,000,000 of the Company’s authorized capital stock as preferred stock (the “Preferred Stock”), with the designations, rights, preferences or other variations of each class or series within each class of the shares of Preferred Stock be designated by the Board at a later time without shareholder approval; and
4.	Amend the Articles of Incorporation to expressly elect not to be governed by NRS Section 78.411 to 78.444 inclusive.

The amendments to the Articles of Incorporation will not be effective until the Company files the Amended and Restated Articles of Incorporation with the Nevada Secretary of State (which will not occur until November 6, 2017 or thereafter)(the “Effective Date”).

The accompanying Information Statement, which describes the Corporate Actions in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The consent that we have received constitutes the only stockholder approval required for the Corporate Actions under the Nevada Revised Statutes, our Articles of Incorporation and Bylaws. Accordingly, the Corporate Actions will not be submitted to the other stockholders of the Company for a vote.

The record date for the determination of stockholders entitled to notice of the action by written consent is October 2, 2017. Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions will not be implemented until at least twenty (20) calendar days after the mailing of this Information Statement to our stockholders. This Information Statement will be mailed on or about October 16, 2017 to stockholders of record on October 2, 2017.

No action is required by you to effectuate this action. The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

By order of the Board of Directors,

/s/ Shiong Han Wee

Shiong Han Wee

Chief Executive Officer and Director

October ___, 2017

CONTACT MINERALS CORP.

INFORMATION STATEMENT REGARDING

CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT OF

OUR BOARD OF DIRECTORS AND HOLDERS OF

MORE THAN A MAJORITY OF OUR VOTING CAPITAL STOCK

IN LIEU OF SPECIAL MEETING

Contact Minerals Corp. (“CNTM,” “the Company,” “we” or “us”) is furnishing this Information Statement to you to provide a description of actions taken by our Board of Directors and the holders of more than a majority of our outstanding voting capital stock on October 2, 2017, in accordance with the relevant sections of the Nevada Revised Statutes of the State of Nevada (the “NRS”).

This Information Statement is being mailed on October 16, 2017 to stockholders of record on October 2, 2017 (the “Record Date”). The Information Statement is being delivered only to inform you of the Corporate Actions described herein before such actions take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF MORE THAN A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTIONS

On October 2, 2017, our Board of Directors (the “Board”) and the holders of more than a majority of our outstanding voting capital stock delivered executed written consents authorizing and approving the taking of all steps necessary to effect the following action (the “Corporate Actions”):

1.	Amend the Company’s Articles of Incorporation filed with the Nevada Secretary of State (the “Articles of Incorporation”) to change the Company’s name to WECONNECT INC.;
2.	Amend the Articles of Incorporation to increase the Company’s authorized capital stock from 315,000,000 to 1,030,000,000 shares of its common stock, consisting of 1,000,000,000 shares of common stock, par value $0.001, and 30,000,000 shares of preferred stock, par value $0.001;
3.	Amend the Articles of Incorporation to designate 30,000,000 of the Company’s authorized capital stock as preferred stock (the “Preferred Stock”), with the designations, rights, preferences or other variations of each class or series within each class of the shares of Preferred Stock be designated by the Board at a later time without shareholder approval;
4.	Amend the Articles of Incorporation to expressly elect not to be governed by NRS Section 78.411 to 78.444 inclusive.

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VOTING AND VOTE REQUIRED

Pursuant to CNTM’s Bylaws and the NRS, a vote by the holders of at least a majority of CNTM’s outstanding capital stock is required to effect the Corporate Actions. Each common stockholder is entitled to one vote for each share of common stock held by such stockholder. As of the Record Date, CNTM had 95,300,000 shares of Common Stock issued and outstanding, and no preferred stock issued and outstanding. The voting power representing not less than 47,650,001 shares of Common Stock is required to pass any stockholder resolutions. Pursuant to Chapter 78.320 of the NRS, the following stockholders holding an aggregate of 85,770,000 shares of Common Stock, or approximately 90% of the issued and outstanding shares of our Common Stock on the Record Date, delivered an executed written consent dated October 2, 2017, authorizing the Corporate Actions.

Name	Common Shares Beneficially Held	Percentage of Issued and Outstanding
Shiong Han Wee	42,885,500	45%
Kwueh Lin Wong	42,885,500	45%
TOTAL	85,770,000	90%

The Corporate Actions will not be effective until the Company files the Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State (which will not occur until November 6, 2017 or thereafter). No further action on the part of stockholders is required to authorize or effect the amendments to the Articles of Incorporation.

NO APPRAISAL RIGHTS

Under the NRS, stockholders are not entitled to appraisal rights with respect to the Corporate Actions, and we will not provide our stockholders with such rights.

GENERAL INFORMATION

CNTM will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. CNTM will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of CNTM’s common stock.

CNTM will deliver only one Information Statement to multiple security holders sharing an address unless CNTM has received contrary instructions from one or more of the security holders. Upon written or oral request, CNTM will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.  You should direct any such requests to the following address:  Contact Minerals Corp., 22A-3, Jalan Metro Pudu, Off Jalan Loke Yew, Fraser Business Park 55100, Kuala Lumpur, Malaysia, Attn: Secretary. The Secretary may also be reached by telephone at +60 12 231 8867.

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CORPORATE ACTION NO. 1

NAME CHANGE

On October 2, 2017, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting an amendment to the Company’s Articles of Incorporation to change the name of the Company to Sino Fortune Holding Corporation (the “Name Change Amendment”).

Our Board and the Majority Stockholders believe that it is advisable and in the Company’s best interests to authorize and approve the Name Change Amendment in order to more accurately reflect changes in the Company’s business focus.

CORPORATE ACTION NO. 2

INCREASE IN AUTHORIZED CAPITAL

On October 2, 2017, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting an amendment to the Articles of Incorporation to increase its authorized share capital from 315,000,000 to 1,030,000,000 shares of its common stock, consisting of 1,000,000,000 shares of common stock, par value $0.001, and 30,000,000 shares of preferred stock, par value $0.001. The proposed amendment to our Articles of Incorporation is included in the Amended and Restated Articles of Incorporation, which will be attached as Exhibit 1 upon mailing. The general purpose and effect of this amendment to our Articles of Incorporation is to increase our authorized share capital, which we believe will enhance our ability to finance the development and operation of our business.

Reasons For The Increase In Authorized Capital

Our Board authorized and approved the proposed amendment to our Articles of Incorporation to increase our authorized share capital so that such shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our stockholders. Potential uses of the additional authorized shares may include, but are not limited to, public or private offerings, conversions of convertible securities, issuance of options pursuant to employee stock option plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares, in most cases, without the expense or delay of seeking stockholder approval. We are at all times investigating additional sources of financing, business candidates and other opportunities which our Board believes will be in our best interests and in the best interests of our stockholders. Shortly after the Effective Date, the Board intends to acquire an operating company. We may also conduct a private placement of our securities to secure additional working capital for the Company. Except as set forth above, as of the date of this filing we do not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares of common stock for any purpose or which may result in a change in control of Home Touch.

Effect of the Increase in Authorized Capital; Anti-Takeover Implications

The amendment to our Articles of Incorporation to increase our authorized share capital will not have any immediate effect on the rights of existing stockholders. However, our Board will have the authority to issue shares of our Common Stock and Preferred Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional shares of Common Stock are issued in the future, such issuance will decrease the existing stockholders' percentage equity ownership, dilute the earnings per share and book value per share of outstanding shares of Common Stock and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

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Although the increase in authorized capital is prompted by business and financial considerations, stockholders nevertheless should be aware that such increase could facilitate future efforts by our management to deter or prevent a change in control of the Company. By way of example, our management could issue additional shares to dilute the stock ownership and the voting power of persons seeking to obtain control of the Company or shares could be issued to purchasers who would support the Board in opposing a takeover proposal. In addition, the increase in authorized shares may have the effect of delaying or discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful, including challenges that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. The Board and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock.

Shortly after the Effective Date, the Board intends to acquire an operating company. We may also conduct a private placement of our securities to secure additional working capital for the Company. Except as set forth above, the Board has no current plans to use any of the additional shares of Common Stock that will become available when the increase in authorized capital occurs to deter or prevent a change of control of the Company.

CORPORATE ACTION NO. 3

PREFERRED CLASS OF STOCK

On October 2, 2017, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting an amendment to the Company’s Articles of Incorporation to designate 30,000,000 shares of the Company’s capital stock as preferred stock, with the designations, rights, preferences or other variations of each class or series within each class of the shares of Preferred Stock be designated by the Board at a later time without shareholder approval (the “Designation of Preferred Stock”). A copy of the proposed amendment to our Articles has been attached hereto as an Exhibit A. As of the date of this filing, the Company does not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares of Preferred Stock for any purpose.

Effect of the Designation of Preferred Stock; Anti-Takeover Implications

The amendment to our Articles of Incorporation to designate preferred stock will not have any immediate effect on the rights of existing stockholders. The Board, however, will be able to authorize and issue classes of Preferred Stock, without shareholder approval, that have rights that are preferential to our Common Stock. Such rights may include, but are not limited to:

•	the payment of dividends in preference and priority to any dividends on our Common Stock;
•	preference to any distributions upon any liquidation, dissolution, winding up of our company or any other reason whatsoever;
•	voting rights that may rank equally to, or in priority over, our Common Stock;
•	mandatory redemption by the company in certain circumstances, for amounts that may exceed the purchase price of the Preferred Shares;
•	conversion provisions for the conversion of the Preferred Shares into Common Stock;
•	pre-emptive or first refusal rights in regards to future issuances of Common Stock or Preferred Shares by the company; or
•	rights that restrict our company from undertaking certain corporate actions without the approval of the holders of the Preferred Shares.

The existence of undesignated preferred stock with possible voting, conversion or other rights or preferences, while providing flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of delaying or preventing a change in control, causing the market price of our Company’s Common Stock to decline or possibly impairing the voting power and other rights of the holders of our Company’s Common Stock.

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IN THE EVENT THE COMPANY ISSUES ANY SHARES OF PREFERRED STOCK, THE ISSUANCES OF SUCH SHARES MAY SIGNIFICANTLY IMPACT, BY WAY OF RESTRICTING AND POSSIBLY DIMINISHING, THE VALUE ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS.

Our Board and the Majority Stockholders believe that it is advisable and in the Company’s best interests to authorize and approve the Designation of Preferred Stock as such shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our stockholders. Potential uses of the additional authorized shares may include, but are not limited to, public or private offerings, conversions of convertible securities, issuance of options pursuant to employee stock option plans, acquisition transactions and other general corporate purposes.

Shortly after the Effective Date, the Board intends to acquire an operating company. We may also conduct a private placement of our securities to secure additional working capital for the Company. Except as set forth above, the Board has no current plans to use any of the additional shares of Preferred Stock that will become available when the increase in authorized capital occurs to deter or prevent a change of control of the Company.

CORPORATE ACTION NO. 4

EXCLUSION FROM NEVADA INTERESTED SHAREHOLDER STATUTES

On October 2, 2017, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting an amendment to the Company’s Articles of Incorporation to Amend the Articles of Incorporation to expressly elect not to be governed by NRS Sections 78.411 to 78.444 inclusive. A copy of the proposed amendment to our Articles has been attached hereto as an Exhibit A.

NRS Sections 78.411 to 78.444 inclusive apply to combinations between resident domestic corporations (defined as a Nevada domestic corporation that has 200 or more stockholders of record) and certain affiliated stockholders (collectively, the “Interested Shareholder Combination Statutes”). The amendment to our Articles of Incorporation to elect not to be governed by the Interested Shareholder Combination Statutes will not have any immediate effect on the rights of existing stockholders. To the extent that CNTM qualifies as a resident domestic corporation in the future, the Board will be able to enter into acquisitions and combinations with entities affiliated with its executive officer, directors and control shareholders with greater ease, including without limitation, without the requirement of obtaining the approval of the stockholders in certain instances.

Anti-Takeover Provisions of the NRS

The Nevada Interested Shareholder Combination Statutes generally prohibit a Nevada corporation, with shares registered under section 12 of the Exchange Act and with 200 or more stockholders of record, from engaging in a combination (defined in the statute to include a variety of transactions, including mergers, asset sales, issuance of stock and other actions resulting in a financial benefit to the Interested Stockholder) with an Interested Stockholder (defined in the statute generally as a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares), for a period of three years following the date that such person became an Interested Stockholder unless the board of directors of the corporation first approved either the combination or the transaction that resulted in the stockholder's becoming an Interested Stockholder. If this approval is not obtained, the combination may be consummated after the three year period expires if either (a) (1) the board of directors of the corporation approved the combination or the purchase of the shares by the Interested Stockholder before the date that the person became an Interested Stockholder, (2) the transaction by which the person became an Interested Stockholder was approved by the board of directors of the corporation before the person became an interested stockholder, or (3) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the Interested Stockholder at a meeting called no earlier than three years after the date the Interested Stockholder became such; or (b) the aggregate amount of cash and the market value of consideration other than cash to be received by all holders of common stock and holders of any other class or series of shares not beneficially owned by an Interested Stockholder meets the minimum requirements set forth in NRS Sections 78.441 through 78.444.

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A Nevada corporation may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions of the NRS, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote; provided, however, such vote by disinterested stockholders is not required to the extent the Nevada corporation is not subject to such provisions. Such an amendment to the articles of incorporation does not become effective until 18 months after the vote of the disinterested stockholders and does not apply to any combination with an Interested Stockholder whose date of acquiring shares is on or before the effective date of the amendment.

The NRS also limits the acquisition of a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of who have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. According to the NRS, an acquiring person who acquires a controlling interest in an issuing corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person's shares.

Under the NRS, a controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (1) one-fifth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of the voting power of the issuing corporation in the election of directors. Outstanding voting shares of an issuing corporation that an acquiring person acquires or offers to acquire in an acquisition and acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person are referred to as control shares.

The control share provisions of the NRS do not apply if the corporation opts-out of such provisions in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

These statutes do not currently apply to us. As a result of this Corporate Action No. 4, we have opted out of the business combination or acquisition of a controlling interest statutes.

Other than as discussed in this Information Statement, there are no provisions of our articles, bylaws, employment agreements or credit agreements have material anti-takeover consequences.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 2, 2017, certain information regarding the ownership of CNTM’s capital stock by each director and executive officer of CNTM, each person who is known to CNTM to be a beneficial owner of more than 5% of any class of CNTM’s voting stock, and by all officers and directors of CNTM as a group. Unless otherwise indicated below, to CNTM’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

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Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of October 2, 2017, are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 95,300,000 shares of Common Stock issued and outstanding on a fully diluted basis, as of October, 2, 2017.

Name and Address of Beneficial Owner(1)	Amount (number of shares)	Percentage of Outstanding Shares of Common Stock
Shiong Han Wee	42,885,500	45%
Kwueh Lin Wong	42,885,500	45%
Chee Kuen Chim	–	0%
Pui Hold Ho	–	0%
All executive officers and directors as a group (four persons)	85,770,000	90%

(1) Unless otherwise noted, the address of each person listed is c/o Contact Minerals Corp., 22A-3, Jalan Metro Pudu, Off Jalan Loke Yew, Fraser Business Park 55100, Kuala Lumpur, Malaysia.

Change of Control

On September 11, 2017, we filed a Current Report on Form 8-K disclosing the consummation of the sale to two accredited investors of approximately 90% of the issued and outstanding securities of the Company for $350,000 in the aggregate. Effective August 29, 2017, CNTM and Kerry McCullagh, the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer (the “Seller”) entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Shiong Han Wee and Kwueh Lin Wong (Mr. Wee and Mr. Wong. collectively being the “Purchasers”). Under the terms of the Stock Purchase Agreement, the Purchasers agreed to purchase 7,000,000 shares from the Seller (the Seller Shares”) and 78,770,000 shares from the Company (the “Issued Shares”) for an aggregate purchase price of $350,000.

In connection with the Stock Purchase Agreement, Mr. McCullagh received $350,000, $50,000 of which was allocated to the Seller Shares and $300,000 to the Issued Shares. The $300,000 was directed to Mr. McCullagh in full settlement of all company debts owed to Mr. McCullagh and in consideration of settling any claims against the Company by Mr. McCullagh. The sale of the Seller Shares and the Issued Shares consummated September 11, 2017.

Upon the consummation of the sale, Kerry McCullagh, Alex Langer and William McCullagh, our former executive officers and directors, resigned from all of their positions with the Company. Their resignations were not due to any dispute or disagreement with the Company on any matter relating to the Company's operations, policies or practices.

The following individuals were appointed to serve in the positions set forth next to their names below:

Name	Age	Position
Shiong Han Wee	40	Director, Chief Executive Officer
Kweuh Lin Wong	40	Director, Chief Financial Officer and Secretary

Effective September 22, 2017, Chee Kuen Chim and Pui Hold Ho were appointed to serve as independent directors of the Company.

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Each director will serve until the next annual meeting of stockholders of the Company and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. None of the directors or executive officers has a direct family relationship with any of the Company’s directors or executive officers, or any person nominated or chosen by the Company to become a director or executive officer. The foregoing individuals will serve in their positions without compensation. The Company hopes to enter into a compensatory arrangement with each officer in the future.

The consideration for the purchase was derived from the purchasers’ own personal funds.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as beneficial owners of our capital stock, none of our officers, directors or any of their respective affiliates has any interest in the Corporate Actions.

PROPOSALS BY SECURITY HOLDERS

None.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward- looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

ADDITIONAL AND AVAILABLE INFORMATION

CNTM is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website (www.sec.gov).

Dated: October ___, 2017	By order of the Board of Directors /s/ Shiong Han Wee By: Shiong Han Wee Its: Chief Executive Officer and Director

Exhibit 1: Certificate of Amendment to Articles of Incorporation of the Company. *

______________________

*To be attached hereto upon filing the Definitive Information Statement.

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